EXHIBIT 99.2

First Quarter 2006 Earnings Presentation June 8, 2006

Forward Looking Statements THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, AND BUSINESS OF THE COMPANY. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. OUR ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE PROJECTED IN THE FORWARD LOOKING STATEMENTS. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) COMPETITIVE PRESSURE IN THE COMPANY'S INDUSTRY; (2) FLUCTUATIONS IN THE PRICE OF STEEL, ALUMINUM AND OTHER RAW MATERIALS; (3) GENERAL ECONOMIC CONDITIONS ARE LESS FAVORABLE THAN EXPECTED; (4) THE COMPANY'S DEPENDENCE ON THE AUTOMOTIVE INDUSTRY (WHICH HAS HISTORICALLY BEEN CYCLICAL); (5) PRICING PRESSURE FROM AUTOMOTIVE INDUSTRY CUSTOMERS AND THE POTENTIAL FOR RE- SOURCING OF BUSINESS TO LOWER-COST PROVIDERS OVERSEAS; (6) CHANGES IN THE FINANCIAL MARKETS AFFECTING THE COMPANY'S FINANCIAL STRUCTURE AND THE COMPANY'S COST OF CAPITAL AND BORROWED MONEY; (7) THE UNCERTAINTIES INHERENT IN INTERNATIONAL OPERATIONS AND FOREIGN CURRENCY FLUCTUATIONS; AND (8) THE RISKS DESCRIBED IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THE FORWARD-LOOKING STATEMENTS. THE COMPANY HAS NO DUTY TO UPDATE THE FORWARD LOOKING STATEMENTS IN THIS PRESENTATION AND THE COMPANY DOES NOT INTEND TO PROVIDE SUCH UPDATES.

Agenda Company Highlights & Strategy Curt Clawson, President, CEO & Chairman of the Board Financial Review Jim Yost, Vice President of Finance & CFO

Never Compromise on Integrity, Safety, Quality or Customers BE A PREMIER AUTOMOTIVE SUPPLIER Be the lowest cost producer Have the best people in the industry Grow through maximizing our customer satisfaction Our Vision

Strategy Summary Aluminum Wheels Targeted Growth Steel Wheels = Cash Generation with Selective Strategic Reinvestment Product Leadership = Flex Restructuring: Components and North American Wheels Retain position as leading global manufacturer of automotive and commercial wheels

Short Term Execution Goals for 2006 Execute operating plan Focus capex in growth areas Maintain adequate liquidity Drive towards positive free cash flow

Execute Operating Plan- Restructuring Initiatives Announced First Quarter Restructured U.S. employee compensation Included wage reductions up to 7.5%, suspended company contributions and 401K matching programs and restructured short-term incentive compensation and gainsharing programs Expected to save $25M in 2006 and $10M on-going Business unit restructuring expected to save $25M in on-going savings Announced consolidation of North American and International wheels businesses and the closure of our Huntington, IN aluminum wheel facility Announced consolidation of Suspension and Powertain & Brakes businesses and reductions in Ferndale, MI technical center Cost savings primarily impact subsequent quarters

Execute Operating Plan- Launches Proceeding on Schedule First Quarter Chihuahua, Mexico aluminum wheel facility now running at full capacity Plant expansion complete ~1.2M wheels Services local Mexican market and exports wheels to U.S. market Key platforms include the Ford Fusion, Lincoln Zephyr, Mercury Milan and Honda Accord Remainder of 2006 Grand opening of Turkish aluminum wheel facility in June 2006 Initial capacity of 500K units installed, plan to expand to 1.2M units Indian steel truck wheel facility to expand capacity by 30% Serves local markets and exports to Asia Key launches in second and third quarters Over 80% of launches for the year occur in Q2 and Q3

Focus Capex in Growth Areas Investment mix shifting from U.S. to overseas growth opportunities $153M $156M $124M $12M 40% 60% 59% 41% 54% 46% 62% 38%

Maintain Adequate Liquidity First Quarter 2006 Obtained favorable modifications to key covenants of credit agreement Provides additional financial flexibility to execute strategic initiatives and reduce risk of revolving credit constraint Modified leverage, interest coverage, fixed charge coverage and restructuring baskets Recent Developments Restructured North American accounts receivable securitization program New $65M program established on May 31st to replace previous program Provides Hayes with $30M of incremental liquidity Previous program had been limited by certain customer concentration limits

Drive Toward Positive Free Cash Flow - First Quarter Sales of $573M - down 2.8% or $16M from Q1 2005 Strong growth in international wheels was partially offset by lower U.S. volumes Sale of Cadillac, MI iron foundry and Equipment & Engineering businesses in 2005, reduced year-over-year sales $10M EBIT of $7.4M - decrease of $5.8M from Q1 2005 Strong productivity and lower depreciation were offset by higher utilities, metal costs, price give-backs, foreign exchange Free Cash Flow excl. A/R Securitization ($0.4M) - better than Q1 by $30M Driven by significantly lower capital expenditures and a reduction in working capital usage 2006 Outlook Continue to focus on driving toward positive free cash flow Adjusted EBITDA expected to exceed 2005 results Capital expenditures <$100M

Financials

Summary - Q1 2006 vs. Q1 20051 1 2005 financials have been adjusted to reflect Hubs & Drums as discontinued operations. Please see the appendix for the quarterly 2005 financials, excluding Hubs & Drums 2 Please refer to the appendix for a reconciliation of this non-GAAP financial measure.

2005 2006 Change $589 $573 ($16) Volume Metal FX Other $2 ($10) $9 ($7) Q1 2006 vs. Q1 2005 Change in Net Sales Int'l $11M U.S.: ($9M) Primarily aluminum pass-through pricing 1Businesses sold in 2005 were the Cadillac, MI iron foundry and Equipment & Engineering business in Au Gres, MI. Please note that Hubs & Drums is treated as discontinued operation and is excluded from the above analysis. Sale of Businesses1 ($10) Primarily price / mix

2005 2006 Change $7.4 $13.2 ($5.8) Gross Profit Other MG&A / R&D ($5.5) $1.2 ($1.5) Q1 2006 vs. Q1 2005 Change in EBIT Volume/price/mix ($9M) Metal ($4M) Foreign exchange ($2M) Depreciation $9M Primarily lower employee costs and a reduction in outside services Primarily restructuring costs

Segment Summary- Q1 2006 vs. Q1 2005

Free Cash Flow 1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors.

Capital Structure Capital Structure as of April 30, 2006 Debt Maturities ($ in millions) ($ in millions) *2006 excludes debt maturity of $25M German A/R program, which we expect to renew annually. *Excludes pre-payments

Liquidity Overview Excludes the impact of the new U.S. A/R securitization program - which increases liquidity $30M

2006 Outlook Summary Continued strong international performance North America expected to remain weak Restructuring initiatives to have significant impact in subsequent quarters Financial Targets Sales of $2 billion Adjusted EBITDA and earnings from operations, excluding impairments, expected to improve compared to 2005 results Significantly reduced capital expenditures: 2006 capex <$100M Continued focus on cash generation and improving Free Cash Flow

Appendix

Non-GAAP Financial Information Adjusted EBITDA1 1 Please refer to slide 24 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

2005 Financials by Quarter The following financials have been updated to reflect Hubs & Drums as discontinued operations. These will be used as the basis for future year-over-year comparisons. (unaudited)

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. In addition, incentive compensation for management is based on Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

Non - GAAP Financial Measures Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements, pay dividends to stockholders, or make corporate investments.